Capital management	12 Months Ended
Mar. 31, 2026
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital management

40. Capital management

For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize the shareholder’s value.

In order to achieve this overall objective, the Group’s capital management, amongst other things, aims to ensure that it meets financial covenants attached to its interest-bearing loans and borrowings that form part of its capital structure requirements. Breaches in the financial covenants would permit the bank to immediately call interest-bearing loans and borrowings.

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions and the requirements of the financial covenants. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. No changes were made in the objectives, policies or processes during the years ended March 31, 2025 and March 31, 2026.

	March 31,
	2025	2026
Borrowings and (Refer note 32 )	545,864	716,217
Lease liabilities (Refer note 42)	238,149	313,503
Less: Cash and cash equivalents (Refer note 28)	(605,802)	(1,004,077)
Net debt	178,211	25,643

Equity	5,403,693	5,451,424
Total equity	5,403,693	5,451,424

Gearing ratio (Net debt / total equity + net debt)	3.19%	0.47%

Yatra Online, Inc.

Notes to the consolidated financial statements

(Amounts in INR thousands, except per share data and number of shares)